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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 25, 2001

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2030 DOW CENTER, MIDLAND, MICHIGAN 48674
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 517-636-1000

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

    The Dow Chemical Company issued a press release on January 25, 2001, announcing fourth quarter 2000 earnings.

Item 7.  Exhibit Listing

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by The Dow Chemical Company on January 25, 2001, announcing fourth quarter 2000 earnings.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DOW CHEMICAL COMPANY Registrant
Date: February 5, 2001
/s/ FRANK H. BROD Frank H. Brod Vice President & Controller

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Item 5. Other Events
Item 7. Exhibit Listing
SIGNATURE